UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2010

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Broadwind Energy, Inc. (the “Company”) announced on May 17, 2010, that Mr. David P. Reiland has been appointed as Chairman of the Company’s Board of Directors (the “Board”) and elected as Chairman of the Executive Committee of the Board and has also been appointed as a member of the Governance/Nominating Committee of the Board, each effective immediately.  In addition, Mr. Terence P. Fox has been elected as Chairman of the Compensation Committee of the Board and Mr. William T. Fejes, Jr., has been appointed as a member of the Compensation Committee of the Board, each effective immediately.

The appointments and elections described above are being made in connection with the resignation of Mr. James M. Lindstrom from his position as Director and Chairman of the Board, effective immediately.  Mr. Lindstrom was nominated for election to the Board at the Company’s 2010 annual meeting of stockholders pursuant to the terms of a Securities Purchase Agreement dated March 1, 2007 among the Company, Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P., a Securities Purchase Agreement dated August 22, 2007 among the Company, Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P. and a Securities Purchase Agreement dated April 22, 2008 among the Company, Tontine Capital Partners, L.P., Tontine Partners, L.P., Tontine Overseas Fund, Ltd., and Tontine 25 Overseas Master Fund, L.P. (collectively, the “Securities Purchase Agreements”).  Although Mr. Lindstrom is resigning from the Board, so long as the parties to the Securities Purchase Agreements hold at least 10% of the outstanding Common Stock, they will continue to have the right to appoint up to two nominees for election to the Company’s Board of Directors and the right to appoint a representative to observe meetings of the respective Board and committee meetings of the Company and its subsidiaries.

On May 17, 2010, the Company issued a press release regarding the appointment of Mr. Reiland as Chairman of the Board and the resignation of Mr. Lindstrom.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

May 17, 2010	By:	/s/ J. Cameron Drecoll
J. Cameron Drecoll
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated May 17, 2010